Fees Summary	Aug. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,722.85
Total Fee Amount	3,722.85
Total Transaction Valuation	24,316,463.50
Total Offset Amount	0.00
Net Fee	$ 0.00